NEWS RELEASE

For Immediate Release

Media Contact
Fred Ferguson
(571) 457-9082
media.relations@vistaoutdoor.com

Investor Contact
Kelly Reisdorf
(763) 433-1028
mailto:investor.relations@vistaoutdoor.com

Vista Outdoor Appoints Sudhanshu Priyadarshi as Chief Financial Officer

Provides COVID-19 Business Update

Provides Preview of Strong Fourth Quarter and FY20 Results

Anoka, Minnesota, April 27, 2020 – Vista Outdoor Inc. (NYSE: VSTO) a global designer, manufacturer and marketer of products in the outdoor sports and recreation markets, today provided an update on its business operations and liquidity in light of the impact of the COVID-19 pandemic and announced the appointment of Sudhanshu Priyadarshi as Vista Outdoor’s Senior Vice President and Chief Financial Officer. Priyadarshi succeeds Mick Lopez, who will be leaving the Company after a transition period. The Company believes it has the support and financial flexibility required to navigate the COVID-19 pandemic’s impact on the global economy.

Chris Metz, Vista Outdoor Chief Executive Officer, said, “During these unprecedented times, we are focused on protecting the health and safety of our employees and their families. Thousands of Vista Outdoor employees continue to come to work. Many of our operations have been designated as essential by the US government as our customers include our nation’s armed forces, law enforcement and other critical functions. We are following guidelines issued by health and safety authorities and have made numerous modifications to our business practices to ensure safety and mitigate risk to our employees while they fulfill an important mission in support of America’s response to COVID-19.”

CFO Leadership Transition
Vista Outdoor’s appointment of Sudhanshu Priyadarshi as Senior Vice President and Chief Financial Officer is effective today. Priyadarshi is a global retail finance and operating leader with more than 20 years of experience. He most recently worked as CFO of Flexport and before that, VP of Finance for Walmart’s e-commerce business. Priyadarshi began his career at PepsiCo, spending 14 years there in a variety of finance, planning and strategy-related roles, concluding as CFO for PepsiCo’s Global R&D and Global Nutritional Platforms. Priyadarshi assumes the role from Mick Lopez, who will be leaving the Company after a transition period.

Metz continued, “We are excited to welcome Sudhanshu to the Vista Outdoor leadership team. We believe that Sudhanshu’s demonstrated track record of success in e-commerce, deep strategic and financial expertise, and extensive experience in consumer products and retail will be tremendous asset as we move to the next phase of our transformation and sharpen our focus on e-commerce and organic growth. I look forward to working closely with Sudhanshu as we navigate these turbulent and dynamic times while keeping focus on Vista Outdoor’s mission and ambitious objectives.”

Priyadarshi added, “I am honored to join Vista Outdoor as its new Chief Financial Officer and look forward to partnering with Chris and the leadership team as we enter in to our next phase of growth”.

“Mick Lopez, who has served as Chief Financial Officer during the past two years, has played a critical role in partnering with me in our Company’s transformation,” said Metz. “He has been instrumental in helping us successfully drive cost out of our business, right size our operating model, execute strategic portfolio divestitures, and reduce our financial leverage. Mick also led our transition to a flexible, low-cost and scalable capital structure that will support our future growth and help us navigate the economic disruption from the COVID-19 pandemic. He has built a strong financial team, which will enable a smooth transition. We thank Mick for his leadership and his strong contribution to Vista Outdoor and wish him well in his future endeavors.”

Business Update
“During the fourth quarter, we saw strong demand within our commercial ammunition, cycling and outdoor cooking categories and achieved record year-over-year growth across many of our brands through our direct-to-consumer e-commerce channel,” said Metz. “We had a strong fourth quarter and are able to affirm we expect be within our guidance range for Sales and to exceed our guidance for Free Cash Flow. We anticipate a non-cash impairment charge for goodwill and trade names in our fourth quarter, which will negatively impact our GAAP EPS. At the same time, we expect to exceed our adjusted EPS guidance. We have continued to aggressively pay down our outstanding debt balance and manage our working capital needs, and we expect to enter our fiscal year 2021 with more than $150 million in available liquidity under our asset-based revolving credit facility. In total, we have enacted plans that we believe will provide us with the financial flexibility to navigate the turbulent quarters ahead while continuing to provide consumers with innovative products that will help them enjoy their favorite outdoor pursuits during these difficult times.”

Management will provide a full update on the company’s results and outlook when Vista Outdoor reports fourth quarter results on May 7, 2020. The call can be accessed at Vista Outdoor’s website: http://investors.vistaoutdoor.com/event. For those who cannot participate in the live webcast, a telephone recording of the conference call will be available. The telephone number is 719-457-0820, and the confirmation code is 3381529. The recording will be available for one month after the call.

About Vista Outdoor Inc.
Vista Outdoor is a global designer, manufacturer and marketer of consumer products in the outdoor sports and recreation markets. The company has a portfolio of well-recognized brands that provide consumers with a wide range of performance-driven, high-quality and innovative products for individual outdoor recreational pursuits. Vista Outdoor products are sold direct and at leading retailers and distributors worldwide. For news and information, visit www.vistaoutdoor.com or follow us on Twitter @VistaOutdoorInc and Facebook at www.facebook.com/vistaoutdoor

Forward-Looking Statements

Certain statements in this press release and other oral and written statements made by Vista Outdoor from time to time are forward-looking statements, including those that discuss, among other things: Vista Outdoor’s plans, objectives, expectations, intentions, strategies, goals, outlook or other non-historical matters; projections with respect to future revenues, income, earnings per share or other financial measures for Vista Outdoor; and the assumptions that underlie these matters. The words ‘believe’, ‘expect’, ‘anticipate’, ‘intend’, ‘aim’, ‘should’ and similar expressions are intended to identify such forward-looking statements.  To the extent that any such information is forward-looking, it is intended to fit within the safe harbor for forward-looking information provided by the Private Securities Litigation Reform Act of 1995. Numerous risks, uncertainties and other factors could cause Vista Outdoor’s actual results to differ materially from expectations described in such forward-looking statements, including the following: impacts from the COVID-19 pandemic on Vista Outdoor’s operations, the operations of our customers and suppliers and general economic conditions;  general economic and business conditions in the United States and Vista Outdoor’s other markets outside the United States, including conditions affecting employment levels, consumer confidence and spending, conditions in the retail environment, and other economic conditions affecting demand for our products and the financial health of our customers; Vista Outdoor’s ability to attract and retain key personnel and maintain and grow its relationships with customers, suppliers and other business partners, including Vista Outdoor’s ability to obtain acceptable third party licenses; Vista Outdoor’s ability to adapt its products to changes in technology, the marketplace and customer preferences, including our ability to respond to shifting preferences of the end consumer from brick and mortar retail to online retail; Vista Outdoor’s ability to maintain and enhance brand recognition and reputation; others' use of social media to disseminate negative commentary about us and boycotts; reductions in or unexpected changes in or our inability to accurately forecast demand for ammunition, accessories or other outdoor sports and recreation products; risks associated with Vista Outdoor’s sales to significant retail customers, including unexpected cancellations, delays and other changes to purchase orders; supplier capacity constraints, production disruptions or quality or price issues affecting Vista Outdoor’s operating costs; Vista Outdoor’s competitive environment; risks associated with diversification into new international and commercial markets including regulatory compliance; changes in the current tariff structures; the supply, availability and costs of raw materials and components; increases in commodity, energy and production costs; changes in laws, rules and regulations relating to Vista Outdoor’s business, such as federal and state ammunition regulations; Vista Outdoor’s ability to realize expected benefits from acquisitions and integrate acquired businesses; Vista Outdoor's ability to execute our strategic transformation plan, including our ability to realize expected benefits from the successful divestiture of non-core brands and profitability improvement initiatives; Vista Outdoor’s ability to take advantage of growth opportunities in international and commercial markets; foreign currency exchange rates and fluctuations in those rates; the outcome of contingencies, including with respect to litigation and other proceedings relating to intellectual property, product liability, warranty liability, personal injury and environmental remediation; risks associated with cybersecurity and other industrial and physical security threats; capital market volatility and the availability of financing; changes to accounting standards or policies; and changes in tax rules or pronouncements. You are cautioned not to place undue reliance on any forward-looking statements we make. Vista Outdoor undertakes no obligation to update any forward-looking statements except as otherwise required by law. For further information on factors that could impact Vista Outdoor, and statements contained herein, please refer to Vista Outdoor’s filings with the Securities and Exchange Commission.